SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  September 8, 2004

INTERNATIONAL FLAVORS & FRAGRANCES INC. (Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)

1-4858 (Commission File Number)	13-1432060 (I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

(212) 765-5500 (Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 8, 2004, the Board of Directors of International Flavors & Fragrances Inc. (the “Company”) elected Henry W. Howell, Jr. to the Company’s Board of Directors. Mr. Howell will serve as a member of the Company’s Nominating and Governance and Audit Committees. For more information regarding Mr. Howell please see the copy of the Company’s press release attached hereto as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company has amended Article II, Section 2 of its By-laws effective September 8, 2004, to increase the number of directors from eight to nine. A copy of the By-laws as amended is attached hereto as Exhibit 3(ii).

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

3(ii)	By-laws of International Flavors & Fragrances Inc., as amended through September 8, 2004.

99.1	Press Release of International Flavors & Fragrances, Inc., dated September 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: DENNIS M. MEANY —————————————— Name: Dennis M. Meany Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3(ii)	By-laws of International Flavors & Fragrances, Inc., as amended through September 8, 2004.

99.1	Press Release of International Flavors & Fragrances Inc., dated September 8, 2004.